SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                                FORM 8-K
                             CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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  Date of Report (Date of earliest event reported): November 7, 1996

                  Merry Land & Investment Company, Inc.
         (Exact name of registrant as specified in its charter)

                   Georgia                                  001-11081
(State or other jurisdiction of incorporation)      (Commission File
Number)

                                58-0961876
                       (I.R.S. Employer I.D. Number)

    624 Ellis Street, Augusta, Georgia                           30901
(Address of principal executive offices)                      (Zip Code)

  Registrant's telephone number, including area code:  706/722-6756

       ____________________________________________________________
       (Former name or former address, if changed since last report)
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Filed: November 7, 1996

ITEM 5.   OTHER EVENTS.

     ILLNESS OF CHAIRMAN. Peter S. Knox III, the Chairman and Chief Executive Officer of Merry Land & Investment Company, Inc. has been diagnosed with intestinal cancer, and will be away from his office indefinitely. During Mr. Knox's absence, W. Tennent Houston, the Company's President, will be acting Chief Executive Officer.



                                 SIGNATURE

  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Merry Land & Investment Company,
                                   Inc.                (Registrant)


                                   By:           /s/
                                   --------------------------------
                                             Dorrie E. Green
                                          As Its Vice President